UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

LION COPPER AND GOLD CORP.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[   ] Fee paid previously with preliminary materials.

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general and special meeting (the "Meeting") of the shareholders of Lion Copper and Gold Corp. (the "Company") will be held at Suite #1200 - 750 West Pender Street, Vancouver, British Columbia, Canada on June 20, 2023 at 10:00 a.m. (PST) for the following purposes:

1. to receive and consider the annual financial statements of the Company for the fiscal year ended December 31, 2022, together with the report of the auditor thereon;

2. to fix the number of directors of the Company at five (5);

3. to elect directors of the Company for the ensuing year;

4. to re-appoint MNP LLP, Chartered Professional Accountants as the auditor of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor;

5. to approve the Company’s fixed 20% stock option plan, as more particularly described in the accompanying proxy statement and management information circular;

6. to consider, and if deemed advisable, to pass, with or without variation, an ordinary resolution, excluding the votes of interested persons, as more particularly set forth in the accompanying Information Circular, authorizing the creation of a new control person upon the exercise or conversion of securities held by Tony Alford into common shares of the Company;

7. to consider and, if deemed fit, to approve an ordinary resolution, passed on a majority of the minority basis, approving the delisting of the Common Shares from the TSX Venture Exchange; and

8. to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Accompanying this Notice is an Information Circular, a form of proxy (the "Proxy") or voting instruction form, and a request card for use by Shareholders who wish to receive the Company's interim and/or annual financial statements. The Information Circular provides additional information relating to the matters to be considered at the Meeting and forms part of this Notice.

The Board of Directors has fixed the close of business on April 21, 2023 as the record date for determining the shareholders who are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. A shareholder entitled to vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his/her stead. If you are unable to attend the Meeting, or any adjournment thereof, in person, please date, execute, and return the enclosed Proxy in accordance with the instructions set out in the notes to the Proxy and any accompanying information from your intermediary.

DATED at Vancouver, British Columbia, this 24th day of May, 2023.

ON BEHALF OF THE BOARD OF DIRECTORS By: “Charles Travis Naugle” Chief Executive Officer

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2023

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to
"C$" are references to Canadian dollars. As at April 21, 2023, one Canadian dollar was equal to approximately $0.7386 in U.S.
Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the "Board") of Lion Copper and Gold Corp., a British Columbia corporation (the "Company" or "Lion"), for use at the Annual General and Special Meeting of Shareholders (the "Meeting") of the Company to be held at 10:00 a.m. (Vancouver time) on June 20, 2023, or at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about May 19, 2023.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail.  Proxies may also be solicited personally or by telephone by certain of the Company's directors, officers and regular employees, who will not receive additional compensation, therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

Our administrative offices are located at 143 S Nevada St, Yerington, Nevada, 89447.

In this Information Circular, references to "Common Shares" means common shares without par value in the capital of the Company. "Registered Shareholders" means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. "Non-Registered Shareholders" means Shareholders who do not hold Common Shares in their own name. "Intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send meeting materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the meeting materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners). As a result, objecting beneficial owners will not receive the Information Circular and associated meeting materials unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy (the "Proxy") are officers of the Company or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

If you are a Registered Shareholder and wish to have your shares voted at the Meeting, you will be required to submit your vote by proxy. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of Proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc. ("Computershare"), in accordance with the instructions on the Proxy. Alternatively, Registered Shareholders my vote their shares via the internet or by telephone as per the instructions provided on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment or postponement thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i) executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii) delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see "Voting by Non-Registered Shareholders" below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you have the right to vote by proxy, the persons named in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i) each matter or group of matters identified therein for which a choice is not specified;

(ii) any amendment to or variation of any matter identified therein;

(iii) any other matter that properly comes before the Meeting; and

(iv) exercise of discretion of the proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Management is not currently aware of any other matters that could come before the Meeting.

Voting by Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc., in accordance with the instructions on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used. If completed Proxies are received after said deadline, they shall not be accepted for the purpose of voting at the Meeting unless authorized by the Chairman of the Meeting, in his or her sole discretion.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder's name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder's Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. as nominee for The Canadian Depositary for Securities Limited (which acts as depositary for many Canadian brokerage firms and custodian banks), and in the United States, under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the Information Circular and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from Computershare or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by Computershare or Broadridge will name the same persons as the Company's proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Computershare or Broadridge, you cannot use it to vote Common Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is, subject to the special rights and restrictions attached to the share of any class or series of shares, one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to its articles, present in person or by proxy. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” fixing the number of directors at five (5), “FOR” the election of each of the nominees to the Board named in this Proxy Statement, “FOR” the appointment of MNP LLP,  as independent auditors of the Company for the fiscal year ended December 31, 2023 and to authorize the directors to fix their remuneration, “FOR” the approval of the Company’s 2023 20% fixed stock option plan, “FOR” the approval of an ordinary resolution, on a disinterested vote basis, authorizing Tony Alford, a director of the Company, to exercise warrants to purchase common shares and/or convert convertible debentures into common shares that may result in Mr. Alford becoming a new control person of the Company, and “FOR” the approval of an ordinary resolution, on a majority of the minority basis, approving the delisting of the Company from the TSX Venture Exchange (“TSX-V”) . It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting. The ordinary resolutions requiring "disinterested" shareholder approval for the passing of same must be approved by a simple majority of the votes cast by disinterested shareholders voting in person or by proxy at the Meeting.

RECORD DATE AND QUORUM

The Board has fixed the record date for the Meeting as the close of business on April 21, 2023 (the "Record Date"). Shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee's name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting.

Under the Articles of the Company, the quorum for the transaction of business at a meeting of Shareholders is one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to the Articles, present in person or by proxy

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Company's authorized capital consists of an unlimited number of Common Shares without par value. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting. On the Record Date, there were 309,567,975 shares of common stock in the capital of the Company ("Common Stock") issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued and Outstanding
Tony Alford Kernersville, NC, USA	41,148,165	Direct and Jointly with Spouse	13.29%

Notes:

(1) The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.ca, or from the shareholder.

(2) This figure does not include 15,991,534 shares registered to Mr. Alford's spouse, 22,342,638 common shares issuable pursuant to exercise of warrants, 5,057,713 common shares issuable pursuant to exercise of options, and 22,342,638 shares issuable upon conversion of convertible debentures.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein.

Tony Alford, a director of the Company, has a material interest in the approval of an ordinary resolution that authorizes Mr. Alford to exercise warrants to purchase common shares and/or convert convertible debentures into common shares that may result in Mr. Alford becoming a new control person of the Company. The resolutions must be approved by a simple majority of 50% plus one of the votes properly cast by disinterested shareholders voting in present or by proxy at the Meeting. "Disinterested shareholder approval" means that while shareholder approval may be obtained by ordinary resolution at the Meeting, the votes attached to the Common Shares held by the new "Control Person", being Mr. Alford, and his affiliates and associates, are excluded from the calculation of any such approval.

For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Company's directors, the only matters to be placed before the Meeting are those set forth in the accompanying Notice of Meeting and discussed below.

1. PRESENTATION OF FINANCIAL STATEMENTS

The audited annual financial statements of the Company for the financial year ended December 31, 2022, together with the auditor's report thereon, will be placed before the Meeting. The Company's financial statements are available on the System of Electronic Document Analysis and Retrieval (SEDAR) website at www.sedar.com.

2. ELECTION OF DIRECTORS

The Board proposes to fix the number of directors of the Company at five (5) and that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Charles Travis Naugle, Dr. Thomas Patton, Stephen Goodman, Tony Alford, and Thomas Pressello.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the five nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

THE BOARD RECOMMENDS A VOTE "FOR" FIXING THE TOTAL NUMBER OF DIRECTORS AT FIVE AND "FOR" THE ELECTION OF EACH OF THE FIVE NOMINEES.

The Company has adopted a Majority Voting Policy in its Corporate Governance Principles. Pursuant to this Policy, any nominee proposed for election as a director in an uncontested election who receives, from the shares voted at the Meeting in person or by proxy, a greater number of shares withheld than shares voted in favour of his or her election, must promptly tender his or her resignation to the Chairman of the Board. Any such resignation shall take effect upon acceptance by the Board. The Compensation and Nomination Committee, if constituted, will expeditiously consider the director's offer to resign and, unless there are extraordinary circumstances, will recommend to the Board to accept such resignation. The Board will have 90 days to make a final decision and announce such decision, including any reasons for not accepting a resignation, by way of a press release. The applicable director will not participate in any Committee or Board deliberations after the resignation offer. The Corporate Governance Committee charter is available on the Company's website at www.lioncg.com.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly (1)	Principal Occupation(1)
Charles Travis Naugle Golden, CO, USA Director, CEO and Co-Chairman	June 18, 2021	2,166,667(3)	Founder, director and advisor for various enterprises in the natural resource sector.
Dr. Thomas Patton Maple Falls, WA, USA Director and Co-Chairman	November 6, 1998	10,097,110(4)	Co-Chairman of the Company.
Stephen Goodman(2) Ottawa, ON, Canada Director, CFO, President and Secretary	September 13, 2021	333,334	CFO and President of the Company.
Tony Alford(2) Kernersville, NC, USA Director	September 13, 2021	57,139,699(5)	Founder and President of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services.
Thomas Pressello(2) Vancouver, BC, Canada Director	December 6, 2021	Nil	Founder of Active Hedge Capital Inc., a finance advisory firm.

Notes:

(1) The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled or directed is not within the knowledge of management of the Company and has been furnished by the respective nominees. Unless otherwise stated above, the nominees named above have held the principal occupation or employment indicated for at least the five preceding years.

(2) Member of the audit committee of the Company.

(3) Includes 833,334 shares held indirectly through Redhill Energy LLC.

(4) Includes 6,889,348 shares held indirectly through Thomas C. and Linda Sue Patton Trust.

(5) Mr. Alford holds 41,148,165 Shares (held directly and held jointly with his spouse), and a further 15,991,534 Shares are registered to his spouse.

Charles Travis Naugle - Mr. Naugle is a seasoned executive and officer in gold, copper, and strategic & critical metals mining companies. He participated in the design, construction, and operation of mining projects in the U.S., Eurasia, Russia, and Asia. His track record includes a focus on environmental and sustainability initiatives in collaboration with local and indigenous peoples, numerous asset- and company-level transactions, negotiating international joint ventures, and securing a bilateral mining treaty between two sovereign nations. A licensed Professional Engineer, Mr. Naugle received his MBA from the University of Chicago Booth School of Business and holds a degree in mining engineering from Montana Tech.

Dr. Thomas Patton - Mr. Patton is the former President and COO of Western Silver, and Senior VP Exploration and Business Development, Kennecott, and Managing Director of Rio Tinto Mining and Exploration, South America. Mr. Patton has worked as a resource exploration geologist for over 40 years. He notably headed the Western Silver team that discovered and delineated the world's largest silver reserve, Penasquito, and subsequently sold it to Glamis Gold (now Goldcorp) for $1.2 billion in 2006.

Stephen Goodman - Mr. Goodman has been involved as a senior executive, director and investment banker in several hundred million dollars of acquisition, exploration and production financings for mining companies listed on the Canadian Securities Exchange and TSX Venture Exchange. After several years at Canaccord Capital, he moved to New York to work as an investment banker working at firms including Casimir Capital, Knight Capital Group, KGS Alpha Capital Markets (now BMO) and StormHarbour Securities LP. Mr. Goodman is a graduate of the University of Western Ontario, attained a master of business administration from the Institut des Hautes Etudes Economiques et Commerciales in France and attained a postgraduate diploma in Asia management from Capilano University.

Tony Alford - Mr. Alford has a history of executive leadership, including serving as a director of Revett Minerals Inc. in 2009 and 2010, where he was part of the team that rang the bell on the NYSE Amex listing of the company. Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies.

Thomas Pressello - Mr. Pressello has been involved in corporate and commercial finance for more than 28 years. He previously worked at one of the largest Canadian banks, where he restructured several $100-million-plus real estate portfolios, and a Western Canadian real estate merchant bank, where he acted as a general partner for several real estate limited partnerships. He is the founder of Active Hedge Capital Inc., a finance advisory firm. He has served as the chief financial officer and president of Pacific Harbour Capital Ltd., and was responsible for the restructuring of the company. Through Active Hedge Capital Inc., Mr. Pressello also assisted with the receivership and sale of a publicly listed alternative fuel business for a Toronto Stock Exchange-listed Toronto merchant bank. Mr. Pressello has served on the board of various natural resource companies providing strategic advice and financial guidance. Most recently within Active Hedge Capital Inc., Mr. Pressello has been an active key investor into several investment opportunities focused on the high-technology, biotech and real estate areas. Mr. Pressello is a graduate of the Ivey School of Business, University of Western Ontario.

3. APPOINTMENT OF INDEPENDENT AUDITORS

MNP LLP ("MNP"), was appointed as the Company's independent auditors in 2021. MNP served as the Company's independent auditors for the fiscal year ended December 31, 2022, and has been appointed by the Board to continue as the Company's independent auditor for the fiscal year ending December 31, 2023, and until the next annual general meeting of shareholders.

Representatives of MNP are not expected to be present at the Meeting, however if in attendance will have the opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions from shareholders.

Although the appointment of MNP is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders approve the appointment of the independent auditors for the fiscal year ending December 31, 2023. In the event a majority of the votes cast at the Meeting are not voted in favor of appointment, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2023.

Section 10A(i) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company's Audit Committee Charter, all non-audit services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF MNP & COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023, AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

4. APPROVAL OF 20% FIXED STOCK OPTION PLAN

At the Meeting, Shareholders will be asked to approve the Company's 20% Fixed Stock Option Plan (the "Fixed Option Plan"), to replace the existing 2022 stock option plan (the "Existing Option Plan"). The Company will not seek shareholder approval of the Company's existing amended 2021 restricted share unit plan (the "RSU Plan") as it does not anticipate granting any additional RSUs under the RSU Plan.

As at the date of this Circular, the Company has 309,567,975 Common Shares issued and outstanding. The number of options under the Fixed Option Plan will be set at a maximum of 61,913,595. The 29,964,283 options outstanding under the Existing Option Plan and 5,333,334 restricted share units ("RSUs") outstanding under the RSU Plan will be rolled into the Fixed Option Plan thereby leaving a maximum of 26,615,978 options available for grant.

The purpose of the Fixed Option Plan is to provide an incentive to directors, employees and consultants of the Company or its subsidiary to acquire a proprietary interest in the Company, to continue their participation in the affairs of the Company and to increase their efforts on behalf of the Company.

The Company is seeking approval for the Fixed Option Plan to allow it to: (i) structure more flexible equity incentives for attracting high quality directors, officers and consultants; (ii) retain and meet obligations to existing officers and employees; and (iii) conserve cash for corporate operations.

The proposed Fixed Option Plan received conditional acceptance from the TSX-V on May 16, 2023, and is subject to TSX-V final acceptance.

Summary of Material Differences Between the Existing Option Plan and the Fixed Option Plan

The principal material differences between the Existing Option Plan and the Fixed Option Plan consist of:

(i) fixing the number of options under the Fixed Option Plan not to exceed more than 20% of the Company's Common Shares issued and outstanding as at May 9, 2023, being the date that the Fixed Option Plan was approved by the Board, such number of options not to exceed 61,913,595 (less 5,333,334 RSUs outstanding);

(ii) including clarification that the Company does not contemplate granting additional RSUs under the Fixed Option Plan or any other securities compensation plan of the Company (if any) and that the maximum number of securities available for grant under the Fixed Option Plan, being 61,913,595, includes the 5,333,334 RSUs currently outstanding;

(iii) adding a cashless and net exercise feature providing for payment in cash or securities upon the exercise of options.

Shareholders may obtain a copy of the Fixed Option Plan from the Company prior to the Meeting on written request.

Shareholders will be asked at the Meeting to approve, with or without variation, the following ordinary resolution:

“BE IT RESOLVED as an ordinary resolution of the Shareholders of the Corporation that:

1. the Company's 2023 20% Fixed Stock Option Plan (the "Fixed Option Plan"), under which the maximum number of common shares of the Company ("Common Shares") reserved for issuance is equal to not more than 20% of the number of issued and outstanding Common Shares of the Company is hereby approved, such number not to exceed 61,913,595 (less 5,333,334 common shares issuable pursuant to the Company's outstanding RSUs);

2. the Board of Directors of the Company be authorized in its absolute discretion to administer the Fixed Option Plan, and amend or modify the Fixed Option Plan in accordance with its terms and conditions and with applicable stock exchange policies; and

3. any one or more director(s) or officer(s) of the Company be authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate in order to give effect to this resolution."

A copy of the Fixed Option Plan is available at the records office of the Company at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, Canada until the business day immediately preceding the date of the Meeting. A copy will also be made available at the Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE 20% FIXED STOCK OPTION PLAN.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

Proxies received in favour of management will be voted in favour of the approval of the Fixed Option Plan, unless the Shareholder has specified in their Proxy that their Common Shares are to be voted against such resolution.

5. APPROVAL OF POTENTIAL CREATION OF A NEW CONTROL PERSON

At the Meeting, the disinterested shareholders of the Company will be asked to consider and, if deemed advisable, to approve an ordinary resolution (the "New Control Person Resolution") authorizing Tony Alford, a director of the Company, to exercise warrants and/or convert convertible debentures into common shares that may result Mr. Alford becoming a becoming a "Control Person" (as such term is defined in the policies of the TSX-V or such other stock exchange on which the Company's common shares are principally traded).

Background:

Tony Alford, a director of the Company, acquired and holds unsecured convertible debentures (the "Debentures") of the Company in the principal amounts of $550,000 and $1,000,000, which were acquired in private placements that closed on July 22, 2022 and March 2, 2023 (the "Private Placements"). The Debentures may be converted into up to a maximum 22,494,669 Common Shares at conversion prices ranging from $0.067 to $0.078. In connection with the sale of the Debentures, the Company issued Mr. Alford 22,342,638 warrants each exercisable to acquire a Common Share at prices ranging from $0.067 to $0.07 (the "Detachable Warrants") for a period of 20 months from the date of issuance.

Unless prior disinterested shareholder approval is obtained in accordance with the policies of the TSX-V (or the rules of any other stock exchange on which the Common Shares are principally traded, in either case being hereinafter referred to as the "Exchange") and Exchange approval is received, no Common Shares may be acquired by Mr. Alford on the conversion of the Debentures and/or on the exercise of the Detachable Warrants and no Common Shares can be issued by the Company on the conversion of the Debentures and/or on the exercise of the Detachable Warrants if, as a result of the issuance of such Common Shares, Mr. Alford, together with any person acting jointly or in concert with Mr. Alford, would in the aggregate beneficially own, or exercise control or direction over, twenty percent (20%) or more of the total issued and outstanding Common Shares of the Company, calculated on a partially diluted basis, immediately after giving effect to such exercise. For greater certainty, the rights represented by the Debentures and the Detachable Warrants cannot be converted or exercised by Mr. Alford, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, Mr. Alford would be or be deemed to be a "Control Person" of the Company, as such term is defined under the Securities Act (British Columbia) or the policies of the Exchange (where applicable), unless prior disinterested shareholder approval is obtained in accordance with the policies of such Exchange, and the Exchange approves the same prior to any share issuance above 19.9%.

As at the date hereof, Tony Alford holds 41,148,165 Common Shares directly and jointly with his spouse and his spouse holds 15,991,534 directly. If only the Debentures are converted, Mr. Alford will hold approximately 79,482,337 Common Shares, representing 23.95% of the Company's issued and outstanding on a partially diluted basis. If only the Detachable Warrants are exercised, Mr. Alford will hold approximately 79,482,337 common shares, representing 23.95% of the Company's issued and outstanding on a partially diluted basis. If the Debentures are converted and the Detachable Warrants are exercised (and assuming no other securities of the Company are issued), Mr. Alford will hold approximately 101,824,975 Common Shares, representing 28.74% of the Company's issued and outstanding on a partially diluted basis.

In the event that the New Control Person Resolution is not approved at this Meeting, Mr. Alford will be unable to exercise that portion of the Debentures and Detachable Warrants that would bring Mr. Alford's Common Share holdings to 20% and above.

Recommendation of the Corporation's Board of Directors

The Board has reviewed and considered Mr. Alford's exercise of the Detachable Warrants and Convertible Debentures and the potential creation of Mr. Alford as a new "Control Person" of the Corporation. The Board unanimously recommends that the shareholders vote in favour of the New Control Person Resolution.

Shareholder Approval:

In order to be effective, pursuant to TSX-V Policy 4.1, the New Control Person Resolution must be approved by a simple majority of 50% plus one of the votes properly cast by disinterested shareholders voting in present or by proxy at the Meeting. "Disinterested shareholder approval" means that while shareholder approval may be obtained by ordinary resolution at the Meeting, the votes attached to the Common Shares held by the new "Control Person", being Tony Alford, and its affiliates and associates, are excluded from the calculation of any such approval.

To the knowledge of the Corporation, and assuming the following remains true as of date of the Meeting, the only votes to be excluded will be those held by Tony Alford and his spouse. As at the date hereof, Tony Alford holds 41,148,165 Common Shares directly and jointly with his spouse and his spouse holds 15,991,534 directly.

Ordinary Resolution

The complete text of the ordinary resolution to be considered at the Meeting for approval, confirmation and adoption, with or without variation, is substantially as follows:

"BE IT RESOLVED as an ordinary resolution of the Shareholders of the Corporation that:

1. the exercise of 22,342,638 detachable warrants into common shares of the Company by Tony Alford, a director of the Company, be and the same is hereby authorized and approved;

2. the conversion of convertible debentures in the aggregate principal amount of US$1,550,000 into common shares of the Company, by Tony Alford, a director of the Company, be and is hereby authorized and approved;

3. the creation of Mr. Alford as a new "Control Person" of the Corporation within the meaning of such term under applicable securities laws and stock exchange policies is hereby authorized and approved;

4. any one (or more) director or officer of the Corporation is authorized and directed, on behalf of the Corporation, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things (whether under corporate seal of the Corporation or otherwise) that may be necessary or desirable to give effect to this ordinary resolution."

THE BOARD RECOMMENDS A VOTE "FOR" THE NEW CONTROL PERSON RESOLUTION.

Proxies received in favour of management will be voted in favour of the approval of the New Control Person Resolution, unless the Shareholder has specified in their Proxy that their Common Shares are to be voted against such resolution.

6. VOLUNTARY DELISTING FROM TSX VENTURE EXCHANGE

At the Meeting, the shareholders of the Company will be asked to consider and, if deemed advisable, to approve an ordinary resolution (the "Delisting Resolution") authorizing the Company to submit an application to voluntarily delist from the TSX-V (the "Delisting").  The Company views a listing on the CSE as more favourable to the Company and Shareholders as a as a result of the Company being subject to reduced filing fees, lower compliance and legal costs and other fees.  Completion of the listing of the Common Shares on the CSE is subject to the Company's application to delist being accepted by the TSX-V, and acceptance of the Company's application to list by the CSE.

The Company does not intend to proceed with the Delisting unless the Common Shares are approved for listing on the CSE. The Company will make an application to list the Common Shares on the CSE in due course. Listing of the Common Shares on the CSE is subject to the satisfaction of all the listing requirements of the CSE. There can be no assurance that the Company will receive the approval of the CSE to list the Common Shares on the CSE.

Ordinary Resolution and Majority of Minority Approval

The complete text of the resolution, to be considered at the Meeting for approval, on both an ordinary resolution and majority of the minority vote basis confirmation and adoption, with or without variation, is substantially as follows:

"BE IT RESOLVED as an ordinary resolution of the Shareholders of the Corporation that:

1. Lion Copper and Gold Corp. (the "Company") hereby authorized to make an application to the TSX Venture Exchange (the "TSXV") for the voluntary de-listing of the Company's common shares on the TSXV, and any of the directors or officers of the Company are hereby authorized and directed, for and on behalf of the Company, to execute and deliver any and all documentation required by the TSXV and to supply the TSXV with all records and documents deemed necessary or advisable in order to complete the de-listing and to pay all fees in connection with such delisting;

2. if the Board of Directors of the Company deems it inadvisable to proceed with any of the actions included in the above resolution, it shall have the authority to abstain from so doing; and

3. any one (or more) director or officer of the Corporation is authorized and directed, on behalf of the Corporation, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things (whether under corporate seal of the Corporation or otherwise) that may be necessary or desirable to give effect to this ordinary resolution."

THE BOARD RECOMMENDS A VOTE "FOR" THE DELISTING RESOLUTION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

Proxies received in favour of management will be voted in favour of the approval of the Delisting Resolution, unless the Shareholder has specified in their Proxy that their Common Shares are to be voted against such resolution.

In the event shareholder approval is not required by the TSX-V for the delisting application, the Board intends to use the outcome of the vote on an advisory basis only, and will include such outcome in its determination of whether or not to proceed with the delisting, notwithstanding the outcome of the vote.

OTHER MATTERS

As of the date of this Information Circular, management of the Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

The deadline has passed for any proposal that a Shareholder wished to be considered for inclusion in our proxy statement and management proxy circular for our 2023 annual meeting of shareholders as it must have been mailed to the Company by December 1, 2022. Any shareholder proposal received after this date will be considered untimely.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2024 Meeting of Shareholders, including director nominees, must be received by the Secretary of the Company by January 25, 2024, and must comply with the requirements of Rule 14a-8 under the Exchange Act, and Division 7 of Part 5 of the Business Corporations Act (British Columbia). After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, commodities, or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity; or (f) any material proceedings in which such person is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company’s Common Stock, or any associate of such director, executive officer, affiliate of the Company, or security holder.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 21, 2023, by:

(i) each director of the Company;

(ii) each of the Named Executive Officers of the Company; and

(iii) all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned(1)(2)(3)(4)	Percentage of Shares Beneficially Owned
Charles Travis Naugle	2,166,667(5)	0.70%
Dr. Thomas Patton	10,097,110(6)	3.26%
Stephen Goodman	333,334	0.11%
Tony Alford	57,139,699(7)	18.46%
Thomas Pressello	Nil	Nil
Steven Dischler	1,477,500(8)	0.48%
Dave Harvey	Nil	Nil
All officers and directors (7) persons	71,214,310	23.01%

Notes:

(1) These amounts exclude beneficial ownership of securities not currently outstanding, but which are reserved for immediate issuance on exercise of stock options as follows: 4,530,000 shares issuable to Charles Travis Naugle, 1,650,000 shares issuable to Thomas Patton, 4,170,000 shares issuable to Stephen Goodman, 5,057,713 shares issuable to Mr. Alford, 1,450,000 shares issuable to Thomas Pressello, 950,000 shares issuable to Mr. Dischler, and 500,000 shares issuable to Dave Harvey.

(2) These amounts exclude beneficial ownership of securities not currently outstanding, but which are reserved for immediate issuance on exercise of warrants as follows: 4,729,375 shares issuable to Charles Travis Naugle, 400,000 shares issuable to Thomas Patton, 769,220 shares issuable to Stephen Goodman, 22,342,638 shares issuable to Tony Alford, 149,253 shares issuable to Thomas Pressello, and 3,372,355 shares issuable to Steven Dischler.

(3) These amounts exclude beneficial ownership of securities not currently outstanding, but which are reserved for immediate issuance on exercise of restricted share units as follows: 2,666,667 shares issuable to Charles Travis Naugle and 2,666,667 shares issuable to Stephen Goodman.

(4) These amounts exclude beneficial ownership of securities not currently outstanding, but which are reserved for immediate issuance on conversion of convertible debentures as follows: 3,896,042 shares issuable to Charles Travis Naugle, 435,886 shares issuable to Stephen Goodman, 22,342,638 shares issuable to Tony Alford, 149,253 shares issuable to Thomas Pressello, and 2,572,355 shares issuable to Steven Dischler.

(5) Includes 833,334 shares held indirectly through Redhill Energy LLC.

(6) Includes 6,889,348 shares held indirectly through Thomas C. and Linda Sue Patton Trust.

(7) Mr. Alford holds 41,148,165 Shares (held directly and held jointly with his spouse), and indirectly holds 15,991,534 Shares that are registered to his spouse.

(8) Includes 100,000 shares held jointly with Mr. Dischler's spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Beginning on January 1, 2023, Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Because the Company was a “foreign private issuer” for purposes of SEC Rule 12g3-2(b) during the year ended December 31, 2022, the Company’s directors, executive officers and greater than 10% shareholders were exempt from the requirements of Section 16(a) during that period.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of the Company as of the Record Date:

Name	Age	Position	Position Held Since
Charles Travis Naugle	46	Director CEO Co-Chairman	June 18, 2021 May 13, 2021 November 1, 2022
Dr. Thomas Patton	80	Director Co-Chairman	November 6, 1998 July 31, 2013
Stephen Goodman	51	Director President Chief Financial Officer Secretary	September 13, 2021 May 13, 2021 September 15, 2021 August 5, 2021
Tony Alford	62	Director	September 13, 2021
Thomas Pressello	53	Director	December 6, 2021
Steven A. Dischler	64	Vice President, ESG (Environmental, Social and Governance)	March 1, 2022
Dave Harvey	67	Vice President, Exploration	November 3, 2021

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of the Company.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

For the purposes set out below, a "Named Executive Officer" or "NEO" means each of the following individuals:

(a) each individual who, during any part of the Company's most recently completed financial year, served as the Company's chief executive officer ("CEO"), including an individual performing functions similar to a chief executive officer;

(b) each individual who, during any part of the Company's most recently completed financial year, served as the Company's chief financial officer ("CFO"), including an individual performing functions similar to a chief financial officer;

(c) in respect of the Company and its subsidiaries, the most highly compensated executive officer, other than the CEO and the CFO, at the end of the Company's most recently completed financial year whose total compensation was more than C$150,000 for that financial year; and

(d) each individual who would be a named executive officer under paragraph (c) above but for the fact that the individual was not an executive officer of the Company, and was not acting in a similar capacity, at the end of that financial year.

As at the end of the most recently completed financial year of the Company ended December 31, 2021, the Company had two NEOs, whose names and positions held within the Company are set out in the summary compensation table below.

A NEO or director of the Company is not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly by the NEO or director.

Objectives of the Compensation Program

The general objectives of the Company's compensation strategy are to:

(a) compensate management in a manner that encourages and rewards a high level of performance and outstanding results with a view to increasing long term shareholder value;

(b) provide a compensation package that is competitive with other comparable mineral exploration companies to enable the Company to attract and retain talent; and

(c) ensure that the total compensation package is designed in a manner that takes into account the Company's present stage of development and its available financial resources. The Company's compensation packages have been designed to provide a non-cash stock option component in conjunction with a reasonable cash salary.

Salaries for the NEOs are set out in the NEOs' respective agreements, and are determined by evaluating the responsibilities inherent in the position held, and the individuals experience and past performance, as well as by reference to the competitive marketplace for management talent at other mineral exploration companies. On the annual review date as set out in the NEOs' respective agreements, the Board reviews actual performance for the Company and each of the NEOs for such year, including the quality and measured progress of the Company's exploration projects, raising of capital and similar achievements. See "Termination and Change of control Benefits" for details regarding the NEOs' agreements.

Elements of Compensation

During 2022, the Company's compensation program consisted of two elements (i) cash and (ii) incentive stock options administered under the Company's stock option plan. The Company does not presently have a long-term incentive plan. Pursuant to the the NEOs' respective agreements, the NEOs receive an annual base salary and are entitled to receive an annual grant of options under the Company's stock option plan on each annual review date based on a minimum of 50% and maximum of 150% of the annual base salary as determined upon review by the Board. See "Termination and Change of control Benefits" for details regarding the NEOs' agreements.

Salary - Base salaries for the NEOs for any given year are reviewed by the Board. Increases or decreases in salary on a year over year basis are dependent on the Board's assessment of the performance of the Company and the particular NEO. When considering the base salaries of each of the Company's NEOs, the Board reviews the qualifications and performance of, and salaries paid to executives of similar companies engaged in mining exploration and development. Recommendations for executive salaries are made by the Board in consultation with the CEO.

Incentive Awards - The Board believes that a significant portion of each NEO's compensation should be in the form of equity awards. Equity awards are made to the NEOs pursuant to the Company's stock option plan and restricted share unit plan. The stock option plan provides for awards in the form of stock options and the restricted share unit plan provides for awards in the form of restricted share units ("RSUs"). Since the value of RSUs increase or decrease with the price of the Common Shares, RSUs achieve the compensation objective of aligning the interests of executives with those of Shareholders. In addition, RSUs have time-based vesting features, and can also have performance based vesting features, that can be used to better motivate executives and to encourage qualified and experienced executives to make long-term commitments to the Company. In addition, the Board has generally followed a practice of issuing stock options to its NEOs on an annual basis in June of each year. The Board retains the discretion to make additional awards to NEOs at other times, in connection with the initial hiring of a new executive, for retention purposes or otherwise. In determining the amount of stock options and RSUs to be issued, the Board considers qualifications, performance, and option/ RSU programs of similar companies. Pursuant to the NEOs' agreements, the amount of options that the NEOs are entitled to receive are based on a minimum of 50% and maximum of 150% of the annual base salary of the NEOs as determined upon review by the Board.

Perquisites and Other Personal Benefits - The Company's NEOs are not generally entitled to significant perquisites. The Company offers health care benefits, but there are no other perquisites which account for a material portion of the overall compensation paid to any NEO.

The Board did not consider the implications of the risks associated with the Company's compensation policies and practices. None of the NEOs or directors are permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by such NEOs or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of the Company's president, chief executive officer, chief financial officer, and the two other most highly compensated officers (the "Named Executive Officers") during the last two completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Charles Travis Naugle CEO(2)	2022	250,000	N/A	174,204	193,172	N/A	N/A	N/A	617,376
	2021	155,417	N/A	N/A	129,000	N/A	N/A	N/A	284,417
Stephen Goodman President and CFO(3)	2022	200,000	N/A	80,884(4)	170,514	N/A	N/A	N/A	451,398
	2021	125,833	N/A	N/A	129,000	N/A	N/A	N/A	254,833
Thomas Patton Former President and CEO(5)	2022	54,167	N/A	N/A	46,046	N/A	N/A	N/A	100,213
	2021	100,000	N/A	N/A	30,000	N/A	N/A	N/A	130,000
Gerald Prosalendis Former President and CEO(6)	2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2021	46,331	N/A	N/A	N/A	N/A	N/A	N/A	46,331
Lei Wang Former CFO(7)	2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2021	59,925	N/A	N/A	30,000	N/A	N/A	N/A	89,925

Notes:

(1) The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 6 to the Company's consolidated financial statements for the fiscal year ended December 31, 2022.

(2) Charles Travis Naugle was appointed as the Chief Executive Officer of the Company on May 13, 2021.

(3) Stephen Goodman was appointed as the President of the Company on May 13, 2021 and the Chief Financial Officer of the Company on September 15, 2021.

(4) This figure does not include 1,333,333 RSUs that were cancelled on June 2, 2022.

(5) Thomas Patton was appointed as the Interim President and Chief Executive Officer of the Company on February 1, 2021 and resigned on May 13, 2021.

(6) Gerald Prosalendis was appointed as the President of the Company on April 14, 2016 and resigned on February 1, 2021. Mr. Prosalendis was appointed as the Chief Executive Officer of the Company on July 1, 2019 and resigned on February 1, 2021.

(7) Lei Wang was appointed as the Chief Financial Officer of the Company on January 1, 2016 and resigned on September 15, 2021.

DIRECTOR COMPENSATION

During the financial year ended December 31, 2022, the Company paid Thomas Pressello C$18,000 in cash for director services.

Other than as disclosed herein, no cash compensation was paid to any director of the Company for the director's services as a director during the financial year ended December 31, 2022, other than the reimbursement of out-of-pocket expenses.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the TSX Venture Exchange.

GRANTS OF PLAN-BASED AWARDS TABLE

During the most recently completed financial year, incentive stock options were granted to directors, including directors who are Named Executive Officers as follows:

Name	Grant Date	Estimated future payouts under non- equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold ($)	Target ($)	Maximum ($)
Charles Travis Naugle	May 25, 2022	N/A	N/A	N/A	N/A	N/A	N/A	2,530,000	N/A	C$0.085	C$207,108
Thomas Patton	May 25, 2022	N/A	N/A	N/A	N/A	N/A	N/A	700,000	N/A	C$0.085	C$57,303
Stephen Goodman	May 25, 2022	N/A	N/A	N/A	N/A	N/A	N/A	2,170,000	N/A	C$0.085	C$177,638
Thomas Pressello	May 25, 2022	N/A	N/A	N/A	N/A	N/A	N/A	700,000	N/A	C$0.085	C$57,303
Tony Alford	May 25, 2022	N/A	N/A	N/A	N/A	N/A	N/A	700,000	N/A	C$0.085	C$57,303
	Aug. 18, 2022	N/A	N/A	N/A	N/A	N/A	N/A	957,713	N/A	C$0.072	C$63,136

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

As at the end of the most recently completed financial year, the following unexercised incentive stock options and equity incentive plan awards granted to directors, including directors who are Named Executive Officers, were outstanding:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market of payout value of unearned shares, units or other rights that have not vested ($)
Charles Travis Naugle	500,000 1,500,000 2,530,000	Nil	Nil	C$0.245 C$0.11 C$0.085	2026-06-18 2026-09-17 2027-05-25	Nil	Nil	2,666,667(3)	(3)
Thomas Patton	250,000 200,000 300,000 200,000 700,000	Nil	Nil	C$0.06 C$0.07 C$0.08 C$0.245 C$0.085	2023-09-20 2024-06-21 2025-06-30 2026-06-18 2027-05-25	Nil	Nil	Nil	Nil
Stephen Goodman	500,000 1,500,000 2,170,000	Nil	Nil	C$0.245 C$0.11 C$0.085	2026-06-18 2026-09-17 2027-05-25	Nil	Nil	2,666,667(4)	(4)
Thomas Pressello	750,000 700,000	Nil	Nil	C$0.12 C$0.085	2026-12-12 2027-05-25	Nil	Nil	Nil	Nil
Tony Alford	400,000 1,500,000 1,500,000 700,000 957,713	Nil	Nil	C$0.245 C$0.11 C$0.09 C$0.085 C$0.072	2026-06-18 2026-09-17 2026-10-21 2027-05-25 2025-08-18	Nil	Nil	Nil	Nil

Notes:

(1) "Value of unexercised in-the-money options" is calculated by determining the difference between the market value of the securities underlying the options at the date referred to and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2) "in-the-money options" means the excess of the market value of the Company's shares on December 31, 2022 over the exercise price of the options.

(3) As at December 31, 2022, Mr. Naugle held 2,666,667 restricted share units, following exercise of 1,333,333 restricted share units (“RSUs”) on July 28, 2022. 1,333,333 RSUs will vest on the first anniversary of the Initial Vesting Date (defined below), and the remainder will vest on the second anniversary of the Initial Vesting Date.. The exercise price per Common Share will be equal to the Market Price (as defined in the policies of the TSX Venture Exchange) of the Company’s Common Shares as at Mr. Naugle’s Annual Review Date, subject to a minimum exercise price per share of C$0.05. If at any point the Company divests its interests, including the option to purchase, absent a merger, sale or similar transaction in a) one of either the Chaco Bear or Ashton projects, then 50% of the total RSUs that have not vested will be cancelled, or b) both the Chaco Bear or Ashton projects, then 100% of the total RSUs that have not vested will be cancelled.

(4) As at December 31, 2022, Mr. Goodman held 2,666,667 RSUs, following cancellation of 1,333,333 RSUs on June 2, 2022. Pursuant to the Company's RSU plan and terms of the RSU grant, the initial vesting date is June 3, 2022, being the date that the Company received TSX Venture Exchange approval of the RSU plan (the "Initial Vesting Date"). 1,333,333 RSUs will vest on the first anniversary of the Initial Vesting Date, and the remainder will vest on the second anniversary of the Initial Vesting Date.

OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning each exercise of stock options during the last completed fiscal year for each of the Named Executive Officers.

Name	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Charles Travis Naugle	Nil	Nil	1,333,333	93,321
Stephen Goodman	Nil	Nil	Nil	Nil

STOCK OPTION PLANS AND OTHER INCENTIVE PLANS

10% Rolling Stock Option Plan

The Company has in place the Existing Option Plan that was last approved by the Shareholders at the annual general meeting held on May 18, 2022.

The following summary of the Existing Option Plan does not purport to be complete and is qualified in its entirety by reference to the Existing Plan. Shareholders may obtain copies of the Existing Option Plan from the Company prior to the Meeting on written request.

1. Eligible Participants.  Options may be granted under the Plan to directors and senior officers of the Company or its subsidiaries, management company employees (collectively, the "Directors"), employees of the Company or its subsidiaries (collectively, the "Employees") or consultants of the Company or its subsidiaries (collectively, the "Consultants"). The Board, in its discretion, determines which of the Directors, Employees or Consultants will be awarded Options under the Plan.

2. Number of Shares Reserved.  The number of Common Shares which may be issued pursuant to options granted under the Plan may not exceed 10% of the issued and outstanding Common Shares at the date of granting of Options. Options that are exercised, cancelled or expire prior to exercise continue to be issuable under the Plan.

3. Limitations.  Under the Plan, the aggregate number of options granted to any one person (including companies wholly-owned by that person) in a 12-month period must not exceed 5% of the issued and outstanding Common Shares of the Company, calculated on the date the Option is granted.  The aggregate number of Options granted to any one Consultant in a 12-month period must not exceed 2% of the issued and outstanding Common Shares of the Company, calculated at the date the option is granted.  The aggregate number of Options granted to all persons retained to provide investor relations services to the Company (including Consultants and Employees or Directors whose role and duties primarily consist of providing investor relations services) must not exceed 2% of the issued and outstanding Common Shares of the Company in any 12 month period, calculated at the date an Option is granted to any such person. Disinterested shareholder approval will be required for any grant of options which will result in the number of options granted to Insiders (as defined in the Securities Act (British Columbia)) as a group at any point in time or within a 12 month period exceeding 10% of the issued and outstanding Common Shares of the Company.

4. Exercise Price.  The exercise price of Options granted under the Plan is determined by the Board, provided that it is not less than the discounted market price, as that term is defined in the Exchange's Corporate Finance policy manual or such other minimum price as is permitted by the Exchange in accordance with the policies in effect at the time of the grant, or, if the Common Shares are no longer listed on the Exchange, then such other exchange or quotation system on which the Common Shares are listed or quoted for trading. The exercise price of Options granted to Insiders may not be decreased without disinterested Shareholder approval at the time of the proposed amendment.

5. Term of Options.  Subject to the termination and change of control provisions noted below, the term of any options granted under the Plan is determined by the Board and may not exceed ten (10) years from the date of grant. Disinterested Shareholder approval will be required for any extension to stock options granted to individuals that are Insiders at the time of the proposed amendment.

6. Vesting.  All Options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board. Options issued to persons retained to provide Investor Relations Activities must vest in stages over 12 months with no more than one-quarter of the options vesting in any three month period.

7. Termination.  Any Options granted pursuant to the Plan will terminate upon the earliest of:

(a) the end of the term of the option;

(b) on the date the holder ceases to be eligible to hold the option (the "Cessation Date"), if the Cessation Date is as a result of dismissal for cause;

(c) one year from the date of death or disability, if the Cessation Date is as a result of death or disability;

(d) 90 days from the Cessation Date, if the Cessation Date is as a result of a reason other than death, disability or cause;

(e) on such other date as fixed by the Board, provided that the date is no more than one year from the Cessation Date, if the Cessation Date is as a result of a reason other than death, disability or cause; or

(f) 30 days from the Cessation Date, if the optionee was engaged in investor relations activities.

Adjustments.  Any adjustment to Options granted or issued (except in relation to a consolidation or share split) will be subject to the prior acceptance of the Exchange.

Disinterested Shareholder approval will be sought in respect of any material amendment to the Plan.

Restricted Share Unit Plan

The Company also has in place the RSU Plan that was last approved by the Shareholders at the annual general meeting held on May 18, 2022.

The following summary of the RSU Plan does not purport to be complete and is qualified in its entirety by reference to the Existing Plan. Shareholders may obtain copies of the RSU Plan from the Company prior to the Meeting on written request.

Eligible Participants

Directors, officers, eligible employees and eligible consultants of the Company are eligible to participate in the RSU Plan (the "Participants"). In accordance with the terms of the RSU Plan, the Board will approve those Participants who are entitled to receive restricted share units ("Restricted Share Units") and the number of Restricted Share Units to be awarded to each Participant.  The RSU Plan shall be administered by the Board.  Persons providing investor relations services are not eligible to participate in the RSU Plan.

Vesting

Each award of Restricted Share Units under the RSU Plan to a Participant (a "Restricted Share Unit Award") will entitle the Participant, subject to the Participant's satisfaction of any conditions (including performance conditions), restrictions, vesting period or limitations imposed under the RSU Plan or set out a Restricted Share Unit grant letter, to receive one previously unissued Common Share for each Restricted Share Unit on the date when the Restricted Share Unit is fully vested.  Except as otherwise provided in a Restricted Share Unit grant letter or any other provision of the RSU Plan (including pursuant to any stock exchange approval), the vesting period of the Restricted Share Units granted pursuant to Section 3.4 of the RSU Plan will be determined by the Board and may not be less than one year or greater than three years following the Grant Date.

Maximum Number to be Granted

The RSU Plan includes the following restrictions on issuances:

a) The number of Common Shares issuable from treasury under the RSU Plan shall not exceed 30,330,661 Common Shares, or such greater number as may be approved from time to time by the Company's shareholders;

b) The number of Common Shares issuable from treasury to insiders under the RSU Plan, together with any Common Shares issuable pursuant to all other Security Based Compensation Arrangements of the Company, within any one-year period, shall not exceed 10% of the issued and outstanding Common Shares; and

c) The maximum number of Restricted Share Units issuable to any one individual in the aggregate in any 12 month period is 2% of the total number of outstanding Common Shares at the proposed Grant Date.

Cessation of Entitlement

Subject to the foregoing, in the event of:

(a) the death of a Participant, all unvested Restricted Share Units credited to the Participant will vest on the date of the Participant's death. The Common Shares underlying the Restricted Share Units credited to the Participant's account shall be issued to the Participant's estate as soon as practicable thereafter;

(b) the total disability of a Participant, all unvested Restricted Share Units credited to the Participant will vest on the date on which the Participant is determined to be totally disabled, and the Common Shares underlying such Restricted Share Units credited to the Participant's account shall be issued to the Participant as soon as practicable thereafter;

(c) the termination (with or without cause) or retirement of an employee or officer, any cessation of services of a consultant, or the  resignation, removal of or failure to re-elect a director, then, except as provided for in the vesting provisions or other terms of the Restricted Share Unit grant,  or as determined by the Board, all Restricted Share Units will be forfeited by the Participant, and be of no further force and effect; and

(d) a Change of Control, all Restricted Share Units outstanding shall immediately vest on the date of such Change of Control notwithstanding any stated vesting period or performance condition. In any event, upon a Change of Control, Participants shall not be treated any more favorably than shareholders of the Company with respect to the consideration that the Participants would be entitled to receive for the Common Shares underlying the Restricted Share Units.

Transferability

Except pursuant to a will or by the laws of descent and distribution, no Restricted Share Unit and no other right or interest of a Participant is assignable or transferable.

Amendments to the RSU Plan

The Board may discontinue the RSU Plan at any time without first obtaining shareholder approval, provided that, without the consent of a Participant, such discontinuance may not in any manner adversely affect the Participant's rights under any Restricted Share Unit granted under the RSU Plan.

(a) The Board may, subject to receipt of requisite regulatory and disinterested shareholder approval, make the following amendments to the RSU Plan:

(i) increase the number of Restricted Share Units which may be issued pursuant to the RSU Plan;

(ii) change the definition of "Participant" under the RSU Plan which would have the potential of narrowing, broadening or increasing insider participation;

(iii) reduce the range of amendments requiring shareholder approval contemplated in Section 5.3 of the RSU Plan;

(iv) make amendments that may lead to significant or unreasonable dilution to the Company's outstanding securities, or that may provide additional benefits to Participants at the expense of the Company or its shareholders;

(v) change insider participation limits which would result in shareholder approval being required on a disinterested basis; or

(vi) make amendments to Section 5.4 of the RSU Plan that would permit Restricted Share Units, or any other right or interest of a Participant under the RSU Plan, to be assigned or transferred, other than for normal estate settlement purposes.

(b) The Board may, subject to receipt of requisite regulatory approval (where required), but not subject to shareholder approval, in its sole discretion make all other amendments to the RSU Plan that are not of the type contemplated above, including, without limitation:

(i) amendments of a housekeeping nature;

(ii) the addition or a change to the vesting provisions of a Restricted Share Unit or the RSU Plan;

(iii) a change to the termination provisions of a Restricted Share Unit or the RSU Plan;

(iv) amendments to reflect changes to applicable securities laws; and

(v) amendments to ensure that the Restricted Share Units granted under the RSU Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a Participant to whom a Restricted Share Unit has been granted may from time to time be a resident, citizen or otherwise subject to tax therein.

At the Meeting, Shareholders will be asked to approve the Company's Fixed Option Plan, which, if approved, would replace the Existing Plan and the RSU Plan. See "Approval of Stock Option Plan" above

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2022 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and RSUs	Weighted-average exercise price of outstanding options, warrants and RSUs	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	34,947,617(1)	$0.11(2)	26,339,841(3)
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	34,947,617	$0.11	26,339,841

Notes:

(1) 29,614,283 stock options and 5,333,334 restricted share units

(2) Weighted-average exercise price of 29,614,283 stock options

(3) 24,997,327 shares available for issuance under the Company's RSU plan and 1,342,514 shares available for issuance under the Company's stock option plan.

Pension Plan Benefits

The Company contributes to Charles Travis Naugle’s retirement account.

Other than as disclosed herein, the Company does not have any pension plan benefit for any Named Executive Officer or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

TERMINATION AND CHANGE OF CONTROL BENEFITS

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers' responsibilities:

Charles Travis Naugle - Mr. Naugle entered into an employment agreement with the Company and its subsidiary, Quaterra Alaska, Inc., dated effected May 1, 2021 and amended September 15, 2021 (the "Employment Agreement"), pursuant to which the Company engaged Naugle as the Chief Executive Officer of the Company and an officer of the subsidiary. The Employment Agreement provides for an annual base salary of $250,000 (the "Annual Salary") effective September 15, 2021 in consideration for his services as an executive officer of the Company and Quaterra Alaska, Inc. Pursuant to the Employment Agreement, Mr. Naugle is also entitled to receive an annual grant of options under the Company's stock option plan of each of the companies on each annual review date based on a minimum of 50% and maximum of 150% of the annual base salary as determined upon review by the Board. The Employment Agreement was further amended on November 1, 2022 such that 52% of the Annual Salary will be paid in shares of Falcon Butte Minerals Corp. (the "Falcon Butte Shares"). The deemed price of the Falcon Butte Shares will be equal to the fair market value of the Falcon Butte Shares ("FMV") at the time the Company transfers such shares to Mr. Naugle. The payment schedule for the Falcon Butte Shares is as follows: (i) as at November 1, 2022, US$32,500 of the Annual Salary shall be converted to Falcon Butte Shares; and (ii) as at February 1, 2023, US$32,500 of the Annual Salary shall be converted to Falcon Butte Shares. The payment terms for the Falcon Butte Shares are applicable for six months beginning on November 1, 2022 and these payment terms can be extended on a quarterly basis thereafter by mutual consent of the parties. For the purposes of the foregoing, the FMV will be the greater of $0.28 and the last cash issuance price per Falcon Butte Share (pursuant to a bona fide financing) as at the time of payment.  In the event that either of the companies completes a change of control during the term of the agreement or within six months of the termination of the agreement, upon the completion of such change of control, the companies shall pay Mr. Naugle a payment equal to three times his annual compensation, calculated as at the earlier of the date of the change of control or the last day of his employment. The agreement is for a term expiring on May 1, 2024, unless extended or terminated earlier.

Stephen Goodman - Mr. Goodman, through his company 1327095 BC ULC (the "Consulting Company"), entered into a consulting agreement dated September 15, 2021 with the Company (the "Management Agreement").  Pursuant to the Management Agreement, the Company agreed to pay the Consulting Company an annual fee of $200,000 payable monthly in consideration for the services of the Consulting Company, to be provided through Stephen Goodman, including for the performance of executive officer functions.  Pursuant to the Management Agreement, the Consulting Company is entitled to receive an annual grant of options under the Company's stock option plan of each of the companies on each annual review date based on a minimum of 50% and maximum of 150% of the annual base salary as determined upon review by the Board.  If the Company terminates the Management Agreement for any reason other than for cause or the death or disability of Mr. Goodman, the Consulting Company shall receive a payment equal to 75% of the annual grant of options under the stock option plan of the companies that was due to be paid on the next annual review date following such date of termination. In the event that the Company completes a change of control during the term of the Management Agreement or within six months of the termination of the Management Agreement, upon the completion of such change of control, the Company shall pay the Consulting Company a payment equal to three times the last annual compensation.  The Management Agreement expires on May 1, 2024, unless extended or terminated earlier.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered into any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a)  resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;

(b)  a change of control of the Company or one of its subsidiaries; or

(c)  a change in the director, officer or employee's responsibilities following a change of control of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2022, the Board held no formal directors' meetings. All matters which required Board approval were consented to in writing by all of the Company's directors.

The Board has an audit committee (the "Audit Committee") composed of three directors, Tony Alford, Thomas Pressello, and Stephen Goodman. All members of the Audit Committee are "financially literate", and Thomas Pressello is "independent" as described and defined in Multilateral Instrument 52-110 Audit Committees ("NI 52-110").  The Audit Committee composition complies with the requirements for composition of Audit Committees in NI 52-110 as applicable to venture companies.  The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company's financial presentation in the areas of audit risk and Canadian generally accepted accounting principles. Specifically, the Audit Committee has:

(a) reviewed and discussed the audited financial statements with management;

(b) discussed with the independent accountant the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and

(c) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the foregoing review and discussions, the audit committee recommended to the Board that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

 The Audit Committee of the Board has furnished the following report on its activities for the fiscal year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company’s financial statements. For the fiscal year ended December 31, 2022, the members of the Audit Committee were Thomas Pressello (Chair), Tony Alford and Stephen Goodman. Mr. Pressello qualifies as an independent director as defined by the applicable SEC rules.

The Audit Committee met by electronic conference means and reviewed and discussed the Company’s audited financial statements and the adequacy of the Company’s internal controls. They discussed the independent auditor’s audits and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Company’s independent auditors provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, which the Audit Committee has reviewed. The Audit Committee discussed any matters relating to auditor independence or the matters required to be discussed by the statement on Auditing Standards adopted by the Public Company Accounting Oversight Board and codified as AS1301. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Date: May 24, 2023

Thomas Pressello, Chair

Tony Alford, Member

Stephen Goodman, Member

Audit Committee Financial Expert

Thomas Pressello is the Chair of the Audit Committee and is an “audit committee financial expert” as defined under applicable SEC rules. Mr. Pressello is an independent director.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

During the year ended December 31, 2022, the Company completed the assignment of the two option agreements for the Butte Valley property. Pursuant to the assignment agreement, Lion CG received 16,049,444 common shares of Falcon Butte. In addition, the Company received a payment of $500,000 from Falcon Butte, as a reimbursement of exploration expenditures and related costs incurred by the Company on the Butte Valley Property.  The Company recorded a gain of $2,207,000 on the sale of the Butte Valley property. The Company also received $500,000 in exchange for a 0.5% buy-down and retirement of certain NSRs.

During the year ended December 31, 2022, Tony Alford subscribed for $250,000 of unsecured convertible debentures in a first tranche financing.  The debentures bear interest at a rate of 14% per annum and mature on February 17, 2024 and are convertible into shares of the Company at $0.067 ($0.085 CAD) per share until June 17, 2023, and thereafter at $0.078 ($0.10 CAD) per share.

During the year ended December 31, 2022, Charles Travis Naugle, Stephen Goodman, Tony Alford, and Thomas Pressello subscribed for $472,500 of unsecured convertible debentures in a second financing.  The debentures bear interest at a rate of 14% per annum and mature on March 8, 2024 and are convertible into shares of the Company at $0.067 ($0.085 CAD) per share until July 8, 2023, and thereafter at $0.078 ($0.10 CAD) per share.

During the year ended December 31, 2022, Blue Copper Resources Corp. entered into a property lease agreement with Charles Travis Naugle to lease a mineral property. The value of the leased property was determined to be $500,000.

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Related party transactions are reviewed by the Board as part of the transaction approval process and directors that have disclosed their interest in the transaction abstain from voting on any resolution to approve the transaction. Transactions are recorded in Board minutes or unanimous consent documentation.

An "informed person" means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or director over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

STATEMENT OF CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board and charged with the day to day management of the Company. The Canadian Securities Administrators ("CSA") have adopted National Policy 58-201 - Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA has implemented National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101"), which prescribes certain disclosure by the Company of its corporate governance practices. This disclosure is presented below.

Board of Directors

The Board currently consists of five members, Dr. Thomas Patton, Charles Travis Naugle, Stephen Goodman, Tony Alford and Thomas Pressello. It is proposed that all five individuals be nominated at the Meeting.

Director Independence

The Board has concluded that one director Mr. Pressello, is considered "independent" for purposes of membership on the Board, as provided in NI 58-101. Mr. Patton, Mr. Naugle, Mr. Alford and Mr. Goodman are not "independent" for the purposes of membership on the Board, as provided in NI 58-101. A director is independent for the purposes of membership on the Board on the basis that he or she has no direct or indirect "material relationship" with the Company, as provided in NI 58-101. A "material relationship" is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director's independent judgement.

Exchange Act rules require a separate determination of the independence of the Company’s directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be independent. Because the Company’s Common Stock is not currently listed on a national securities exchange, the Company currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence. Under that definition, Mr. Pressello would be considered an independent director. Mr. Pressello would also be considered an independent director under Rule 5605(c)(2)’s provisions relating to audit committee composition.

Other Directorships

The following table sets forth the current directors of the Company who are directors of other reporting issuers:

Name of Director	Reporting Issuers
Charles Travis Naugle	N/A
Thomas Patton	Riley Gold Corp.
Stephen Goodman	American Future Fuel Corporation
Tony Alford	N/A
Thomas Pressello	N/A

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Company also does not provide formal continuing education to its Board members, but does encourage them to communicate with management, auditors and technical consultants. Board members are also encouraged to participate in industry related conferences, meetings and educational events.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The Code addresses honesty and integrity, fair dealing, discrimination and harassment, safety and security, and honest and accurate record keeping. The Code also addresses Ethical Business Conduct for financial managers.

Insider Trading Policy

The Company has adopted a securities trading policy setting forth policies and procedures governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers and employees, or by the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the policy has been filed with the SEC as an exhibit to the Company’s most recent Form 10-K annual report.

Nomination of Directors and Compensation

Based on the current size of the Board, the Company does not have a standing nominating committee. This policy will be reviewed as the number of directors increases. Directors are nominated by the Board, which considers individual director qualifications as a whole. While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business acumen and a deep knowledge of mineral exploration and development or other areas such as finance which would assist in guiding the Company’s officers in the performance of their roles.

The Board will consider its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board duties effectively and to maintain a diversity of views and experience.

Management will conduct an annual review of the compensation of the Company's directors and executive officers and make recommendations to the Board. The Board determines compensation for the directors and executive officers.

Board Leadership Structure and Role in Risk Oversight

The Board as a whole is responsible for risk oversight for the Company. The Company’s executive officers address and discuss with the Board the Company’s risks and the manner in which the Company manages or mitigates such risks. While the Board has the ultimate responsibility for the Company’s risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Company does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with the Company’s compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company’s strategies and objectives, and it oversees risks associated with the Company’s Code of Business Conduct and Ethics.

The Company’s leadership structure is enhanced by having a Co-Chairman of the Board in addition to our CEO/Co-Chairman. The Company believes that such a structure allows for a more effective monitoring and objective evaluation of the performance of management.

Board Committees

The Board has no committees other than the audit committee.

Director Attendance at Shareholder Meetings

The Company does not have a policy regarding attendance of directors at shareholder meetings. The Company’s last annual general meeting was held in person, and two directors were in attendance by electronic means. All current directors have indicated that they intend to attend the Meeting by electronic means if not able to attend in person.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives a report from the audit committee respecting its effectiveness. As part of the assessments, the Board or the audit committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

AUDIT COMMITTEE

Audit Committee Disclosure

Pursuant to Section 224(2) of the British Columbia Business Corporations Act and National Instrument 52-110 of the Canadian Securities Administrators ("NI 52-110"), the Company is required to have an audit committee (the "Committee") composed of a minimum of three directors, a majority of whom are not officers, control persons or employees of the Company or an affiliate of the Company. NI 52-110 requires the Company as a venture issuer, to disclose annually in its information circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth below.

The primary function of the Committee is to assist the Board in fulfilling its financial oversight responsibilities by: (i) reviewing the financial reports and other financial information provided by the Company to regulatory authorities and Shareholders; (ii) reviewing the systems for internal corporate controls which have been established by the Board and management; and (iii) overseeing the Company's financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system, reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee's Charter

The Company has adopted a Charter of the Committee, a copy of which is annexed hereto as Schedule "A".

Composition of the Audit Committee

The Committee is comprised of the following members: Tom Pressello (Chair), Tony Alford and Stephen Goodman. Mr. Pressello is considered to be independent. Each member of the Committee is considered to be financially literate as defined by NI 52-110 in that they have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee are elected by the Board at its first meeting following the annual Shareholders' meeting. Unless a chair is elected by the full Board, the members of the Committee designate a chair by a majority vote of the full Committee membership.

Relevant Education and Experience

Tom Pressello - Mr. Pressello has been involved in corporate and commercial finance for more than 28 years. He previously worked at one of the largest Canadian banks, where he restructured several $100-million-plus real estate portfolios, and a Western Canadian real estate merchant bank, where he acted as a general partner for several real estate limited partnerships. He is the founder of Active Hedge Capital Inc., a finance advisory firm. He has served as the chief financial officer and president of Pacific Harbour Capital Ltd., and was responsible for the restructuring of the company. Through Active Hedge Capital Inc., Mr. Pressello also assisted with the receivership and sale of a publicly listed alternative fuel business for a Toronto Stock Exchange-listed Toronto merchant bank.  Mr. Pressello has served on the board of various natural resource companies providing strategic advice and financial guidance. Most recently within Active Hedge Capital Inc., Mr. Pressello has been an active key investor into several investment opportunities focused on the high-technology, biotech and real estate areas. Mr. Pressello is a graduate of the Ivey School of Business, University of Western Ontario.

Tony Alford - Mr. Alford has a history of executive leadership, including serving as a director of Revett Minerals Inc. in 2009 and 2010, where he was part of the team that rang the bell on the NYSE Amex listing of the company. Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies.

Stephen Goodman - Mr. Goodman has been involved as a senior executive, director and investment banker in several hundred million dollars of acquisition, exploration and production financings for mining companies listed on the Canadian Securities Exchange and TSX Venture Exchange. After several years at Canaccord Capital, he moved to New York to work as an investment banker working at firms including Casimir Capital, Knight Capital Group, KGS Alpha Capital Markets (now BMO) and StormHarbour Securities LP. Mr. Goodman is a graduate of the University of Western Ontario, attained a master of business administration from the Institut des Hautes Etudes Economiques et Commerciales in France and attained a postgraduate diploma in Asia management from Capilano University.

Audit Committee Oversight

Since the commencement of the Company's most recently completed financial year, the Board has not failed to adopt a recommendation of the Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company's most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-Audit Services), subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), subsection 6.1.1(5) (Events Outside Control of Member), subsection 6.1.1(6) (Death, Incapacity or Resignation), or under Part 8 (Exemption) of NI 52-110.

Pre-Approval Policies and Procedures

The Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Board, and where applicable the Committee, on a case-by-case basis.

External Auditor Service Fees

In the following table, "audit fees" are fees billed by the Company's external auditor for services provided in auditing the Company's annual financial statements for the subject year. "Audit-related fees" are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. "Tax fees" are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. "All other fees" are fees billed by the auditor for products and services not included in the foregoing categories.

MNP LLP has served as the Company's independent auditors since October 18, 2021, and will be appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending December 31, 2023, and until the next annual general meeting of shareholders.

The fees for services provided by MNP LLP, to the Company in each of the fiscal years ended December 31, 2022 and 2021 were as follows:

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total
December 31, 2022	C$126,988	N/A	N/A	N/A	C$126,988
December 31, 2021	C$45,861	N/A	N/A	N/A	C$45,861

(1) "Audit Fees" include fees necessary to perform the annual audit and quarterly reviews of the Company's consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2) "Audit-Related Fees" include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3) "Tax Fees" include fees for all tax services other than those included in "Audit Fees" and "Audit-Related Fees". This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4) "All Other Fees" include all other non-audit services.

All services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.  Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the external auditors. Unless a type of service is to be provided by the external auditors receives general pre-approval, it requires specific pre-approval by the Company's Audit Committee.

Exemption

The Company is relying upon the exemption in section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s annual report on Form 10-K and Form 10-K/A for the year ended December 31, 2022 is available without charge upon written request to: Lion Copper and Gold Corp., 143 S Nevada St, Yerington, Nevada, 89447.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company's comparative financial statements and management's discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com.

Dated at Vancouver, British Columbia, this 24th day of May, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

          "Charles Travis Naugle"

Charles Travis Naugle

Chief Executive Officer

LION COPPER AND GOLD CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

QTRQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON SHARES

Holder Account Number
C9999999999 IND

Fold

Form of Proxy - Annual General and Special Meeting to be held on June 20, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Appointees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Appointees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the Meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 am, PDT, on June 16, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

QTRQ_PRX_353732/000001/000001A

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of securities of Lion Copper and Gold Corp. (the "Company") hereby appoint: Charles Travis Naugle, CEO, or failing this person, Stephen Goodman, CFO, or failing this person, Edward Mayerhofer, legal counsel to the Company (the "Management Appointees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Appointees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held at #1200 - 750 West Pender Street, Vancouver, BC, Canada on June 20, 2023 at 10:00 am (PDT), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. **Number of Directors** To set the number of Directors at five (5).	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Charles Travis Naugle	☐	☐	02. Thomas Presello	☐	☐	03. Tony Alford	☐	☐
04. Thomas C. Patton	☐	☐	05. Stephen Goodman	☐	☐			

Fold

	For	Withhold
3. **Appointment of Auditor** Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

Fold

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Appointees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

Q T R Q 3 5 3 7 3 2 1 P D I A R 1 9 9 9 9 9

LION COPPER AND GOLD CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

QTRQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON SHARES

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Annual General and Special Meeting to be held on June 20, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Appointees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Appointees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the Meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 am, PDT, on June 16, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

QTRQ_PRX_353732/000002/000002/i

LION COPPER AND GOLD CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

QTRQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
Common Shares

Holder Account Number

B9999999999 IND

Intermediary

ABCD

Fold

Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on June 20, 2023

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. **We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.** In order for these securities to be voted at the meeting, **it will be necessary for us to have your specific voting instructions.** Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If a date is not inserted in the space provided on the reverse of this VIF, it will be deemed to bear the date on which it was mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, and the VIF appoints the Management Appointees, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. Unless prohibited by law, this VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
9. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
10. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

Fold

VIFs submitted must be received by 10:00 am, PDT, on June 16, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

QTRQ_VIF_353730/000001/000001/i

SAM SAMPLE

B9999999999

IND DTB

Appointee(s)

I/We, being holder(s) of securities of Lion Copper and Gold Corp. (the "Company") hereby appoint: Charles Travis Naugle, CEO, or failing this person, Stephen Goodman, CFO, or failing this person, Edward Mayerhofer, legal counsel to the Company (the "Management Appointees")

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held at #1200 - 750 West Pender Street, Vancouver, BC, Canada on June 20, 2023 at 10:00 am (PDT), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. **Number of Directors** To set the number of Directors at five (5).	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Charles Travis Naugle	☐	☐	02. Thomas Presello	☐	☐	03. Tony Alford	☐	☐
04. Thomas C. Patton	☐	☐	05. Stephen Goodman	☐	☐			

Fold

	For	Withhold
3. **Appointment of Auditor** Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. **Approval of Fixed 20% Stock Option Plan** To approve the Company's Fixed 20% Stock Option Plan, as more particularly described in the accompanying information circular.	☐	☐

Fold

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. **If no voting instructions are indicated above, and the VIF appoints the Management Appointees, this VIF will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

Q T R Q 3 5 3 7 3 0 1 V D I A R 1 9 9 9 9 9

LION COPPER AND GOLD CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

QTRQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
Common Shares

Holder Account Number
B9999999999 IND

Intermediary
ABCD

Fold

Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on June 20, 2023

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. **We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.** In order for these securities to be voted at the meeting, **it will be necessary for us to have your specific voting instructions.** Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If a date is not inserted in the space provided on the reverse of this VIF, it will be deemed to bear the date on which it was mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, and the VIF appoints the Management Appointees, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. Unless prohibited by law, this VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
9. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
10. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

Fold

VIFs submitted must be received by 10:00 am, PDT, on June 16, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4291 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

QTRQ_VIF_353730/000002/000002/i

LION COPPER AND GOLD CORP.

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

* TEST ONLY DO NOT MAIL *

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

* TEST ONLY DO NOT MAIL *

Please place my name on your financial statements mailing list.

Name

Apt. | Street Number | Street Name

City | Prov. / State | Postal Code / Zip Code

QTRQ 51ETNN

51ETNN01

QTRQ.BEN_IA.E.3400S.PULLS/000001/000001A